Office of the United States Trustee

--------------------------------------------------------------------------------
In re:
                                          DEBTOR IN POSSESSION INTERIM STATEMENT
                                          --------------------------------------
PREMIER LASER SYSTEMS, INC.
3 Morgan                                  Statement Number:          4
Irvine, CA 92618                                                ----------

                          Debtor.         For the period  FROM:    06/01/00
                                                          TO:      06/30/00
___________________________________
Chapter 11 Case No.: SA00-12645RA
--------------------------------------------------------------------------------


                                                                      General          Payroll            Tax
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                              Account          Account          Account
                                                                 ------------------ --------------- -----------------
A.       Total Receipts per all Prior Interim Statements          $ 1,816,551.88     $ 45,527.00        $  200.00
                                                                 ------------------ --------------- -----------------
B.       Less:  Total Disbursements per all Prior Statements          418,844.52       41,231.31            -0-
                                                                 ------------------ --------------- -----------------
C.       Beginning Balance (A less B)                               1,397,707.36        4,295.69          200.00
                                                                 ------------------ --------------- -----------------
D.       Receipts during Current Period                                47,933.51       83,800.00             -0-
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Description
         -----------
                  SEE ATTACHMENT #1

         TOTAL RECEIPTS THIS PERIOD:
                                                                 ------------------ --------------- -----------------
E.       Balance Available (C plus D)                               1,445,640.87       88,095.69            200.00
                                                                 ------------------ --------------- -----------------
F.       Less:  Disbursements during Current Period                  318,509.96       81,527.70            -0-
         (ATTACH SEPARATE LISTING IF NECESSARY)
         Date     Check No.         Payee/Purpose
         ----     ---------         -------------
                  SEE ATTACHMENT #1

         TOTAL DISBURSEMENTS THIS PERIOD:
                                                                 ------------------ --------------- -----------------
G.       Ending Balance (E less F)                                $ 1,127,130.91     $  6,567.99        $  200.00
                                                                 ------------------ --------------- -----------------

H.       (1) General Account
             (a) Depository Name and Location: California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA 90010
             (b)  Account Number: 3700011381
         (2) Payroll Account:
             (a) Depository Name and Location: California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA 90010
             (b)  Account Number: 3700011111
         (3) Tax Account:
             (a) Depository Name and Location: California Bank & Trust, 3250 Wilshire Blvd., Los Angeles, CA 90010
             (b)  Account Number:   3700011031

I. Other monies on hand (SPECIFY TYPE AND LOCATION) (i.e. Certificates of Deposit, Petty Cash):
                  Petty Cash $1500
--------------------------------------------------------------------------------


I, (Name/Title: Robert Mahoney / CFO ), declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:     7/14/00
        ----------------------------
                                                /s/ Robert Mahoney
                                                --------------------------------
                                                Debtor in Possession or Trustee

                       Office of the United States Trustee

--------------------------------------------------------------------------------
In re:
                                          DEBTOR IN POSSESSION INTERIM STATEMENT
                                          --------------------------------------
PREMIER LASER SYSTEMS, INC.
3 Morgan                                  Statement Number:  4       Page 1 of 3
Irvine, CA 92618                                            ----

                          Debtor.         For the period  FROM:   06/01/00
                                                          TO:     06/30/00
___________________________________
Chapter 11 Case No.: SA00-12645RA
--------------------------------------------------------------------------------



1.   Profit and Loss Statement (ACCRUAL BASIS ONLY)         (SEE ATTACHMENT TWO)
     A.  Related to Business Operations:
         Gross Sales                             $
         Less: Sales Returns and Discounts
              Net Sales
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
         Add:  Purchases
         Less:  Ending Inventory at Cost
              Cost of Goods Sold
                  Gross Profit
                  Other Operating Revenues (Specify)
         Less:  Operating Expenses:
         Officer Compensation
         Salaries and Wages - Other Employees
              Total Salaries and Wages
              Employee Benefits and Pensions
         Payroll Taxes
         Real Estate Taxes
         Federal and State Income Taxes
              Total Sales
         Rent and Lease Exp. (Real Property and Personal Property)
         Interest Expense (Mortgage, Loan, etc.)
         Insurance
         Automobile Expense
         Utilities (Gas, Electricity, Water, Telephone, etc.)
         Depreciation and Amortization
         Repairs and Maintenance
         Advertising
         Supplies, Office Expenses, Photocopies, etc.
         Bad Debts
         Miscellaneous Operating Expenses (Specify)
              Total Operating Expenses
                  Net Gain/Loss from Business Operations
     B.  Not Related to Business Operations
         Income:
              Interest Income
              Other Non-Operating Revenues (Specify)
              Gross Proceeds on Sale of Assets
              Less:  Original Cost of Assets plus Expenses of Sale
                  Net Gain/Loss on Sale of Assets
              Total Non-Operating Income
         Expenses Not Related to Business Operation:
              Legal and Professional Fees (Specify)
              Other Non-Operating Expenses (Specify)
              Total Non-Operating Expenses
     NET INCOME / LOSS FOR PERIOD                                $
                                                                 ===============

            DEBTOR IN POSSESSION OPERATING REPORT NO.: 4            PAGE 3 OF 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable): (SEE ATTACHMENT #3, #4)


                                         Accounts Payable    Accounts Receivable
                                         -----------------   -------------------
          Current      Under 30 Days     $  123,185.10            $    (345)
                                         -----------------   -------------------
          Overdue      31-60 Days           120,778.30              (36,792)
                                         -----------------   -------------------
          Overdue      61-90 Days           161,448.22               29,956
                                         -----------------   -------------------
          Overdue      91-120 Days
                                         -----------------   -------------------
          Overdue      Over 121 Days                             5,319,147
                                         -----------------   -------------------
          TOTAL                          $  405,411.62          $5,311,966
                                         -----------------   -------------------


3.       Statement of Status of Payments to Secured Creditors and Lessors: (SEE
         ATTACHMENT # 5)
                          Frequency                                  Post-Petition Payments
                       of Payments per      Amount       Next             Not Made*
                      Contract / Lease     of Each     Payment
  Creditor/Lessor     (i.e., mo., qtr.)    Payment       Due        Number            Amount
-------------------- ------------------- ------------- -------- --------------- ---------------
                                         $                                      $
-------------------- ------------------- ------------- -------- --------------- ---------------

-------------------- ------------------- ------------- -------- --------------- ---------------

-------------------- ------------------- ------------- -------- --------------- ---------------

*Explanation for Non-Payment:___________________________________________________
________________________________________________________________________________


4.  Tax Liability:
        Gross Payroll Expense for Period:                    $  71,783.68
        Gross Sales for Period Subject to Sales Tax          $  13,246.78

                                                                                          Post-Petition
                                                                                            Taxes Still
                                             Date Paid*                   Amount Paid*         Owing
                                             ------------------------- ------------------- -------------
Federal Payroll and Withholding Taxes        6/21/00, 7/7/00               $ 10,975.65      $ 10,625.67
                                             ------------------------- ------------------- -------------
State Payroll and Withholding Taxes          6/21/00, 7/7/00                  2,366.89         2,310.74
                                             ------------------------- ------------------- -------------
State Sales and Use Taxes                    NET PAID                            -2-        $  3,261.71
                                             ------------------------- ------------------- -------------
Real Property Taxes                          INCLUDED IN RENT
                                             --------------------------------------------- -------------

                           *Attach photocopies of depository receipts from taxing authorities or financial institutions to verity that such deposits or payments have been made

                                            (SEE ATTACHMENT #6)

5.   Insurance Coverage:  (SEE ATTACHMENT #7)
                                          Carrier /         Amount of Coverage        Policy          Premium Paid
                                         Agent Name                               Expiration Date     Through Date
                                    ---------------------- --------------------- ------------------ ------------------
Worker's Compensation               HIH/Glen Carlson       $1M, $1M, $1M              6/1/00             4/30/00
                                    ---------------------- --------------------- ------------------ ------------------
Liability                           Fed. Ins. Co.          $4 M ea., $4M agg.         9/1/00             9/1/00
                                    ----------------------------------------------------------------------------------
Fire and Extended Coverage                        Included in Property Add General Liability Insurance
                                    ---------------------- --------------------- ------------------ ------------------
Property & General Liability        Fed. Ins. Co.                                     9/1/00             9/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Theft                               Fed. Ins. Co.          $75K & $75K                9/1/00             9/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Life (Beneficiary:  Employees)      UNUM                   1 x annual pay             11/1/00            4/30/00
                                    ---------------------- --------------------- ------------------ ------------------
Vehicle  (Hired)                    Fed. Ins. Co.          $1M                        9/1/00             9/1/00
                                    ---------------------- --------------------- ------------------ ------------------
Other (Specify):
                                    ---------------------- --------------------- ------------------ ------------------
  Marine Open Cargo                 Centennial             $500K & $500K              9/1/00         Until Cancelled
                                    ---------------------- --------------------- ------------------ ------------------
  Patent Infringement Defense       AM Int'l. Specialty    $2M ea., $2M agg           6/18/00            6/18/00
                                    ---------------------- --------------------- ------------------ ------------------
  D&O Rock River & Lloyd's          London                 $10,000,000               12/10/00           12/10/00
                                    ---------------------- --------------------- ------------------ ------------------

            DEBTOR IN POSSESSION OPERATING REPORT NO.: 4            PAGE 3 OF 3

6.   Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholder, or other principals without the approval of the Office of the United States Trustee?

     _____:  Yes  Explain: _____________________________________________________
      |X| :  No

     B. Has the Debtor in Possession, subsequent to filing the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

     _____:  Yes  Explain: _____________________________________________________
      |X| :  No

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

                                          State Type of Professional       Total Post-Petition
        Name of Professional            (Attorney / Accountant / etc.)         Amount Paid
    ----------------------------------- ------------------------------ ----------------------------
    Knobbe, Martins, Olson & Bear                   Attorney               $    27,068.34
    ----------------------------------- ------------------------------ ----------------------------
    O'Melveny & Myers                               Attorney                   304,611.00
    ----------------------------------- ------------------------------ ----------------------------
    Winthrop Couchot                                Attorney                    60,000.00
    ----------------------------------- ------------------------------ ----------------------------

    ----------------------------------- ------------------------------ ----------------------------

    ----------------------------------- ------------------------------ ----------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE SHEET IF NECESSARY)

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

       Quarterly          Total                                                                       Quarterly Fee
     Period Ending    Disbursements    Quarterly Fee       Date           Amount                       Still Owing
                       for Quarter                         Paid            Paid         Check No.
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    3/31/00             $ 69,828.69       $  500.00      4/27/00        $ 500.00       10035, 10038      $   -0-
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------
    6/30/00              790,304.81        3,750.00                                                       3,750.00
    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

    ---------------- ----------------- --------------- -------------- --------------- --------------- ---------------

I, (Name/Title: Robert Mahoney / CFO ), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:   7/14/00
        -------------------
                                                 /s/ Robert Mahoney
                                                 -------------------------------
                                                 Debtor in Possession of Trustee

                                  ATTACHMENT #2


1. Profit and Loss Statement (Accrual Basis Only)

A. Related to Business Operations
           Gross Sales                                               37,500.15
           Less: Sales Returns and Discounts                                 -
                                                               ----------------
           Net Sales                                                 37,500.15
           Less: Cost of Goods Sold:
           Beginning Inventory at Cost
           Add: Purchases
           Less:  Ending Inventory at Cost
           Cost of Goods Sold                                       145,986.15
                                                               ----------------
           Gross Profit                                            (108,486.00)
           Other Operating Revenues                                          -
           Less: Operating Expenses:
           Officer Compensation                                      46,000.00
           Salaries and Wages-Other Employees                        12,978.08
                                                               ----------------
           Total Salaries and Wages                                  58,978.08
           Outside Services                                          38,931.55
           Board of Directors Fees                                   19,000.00
           Employee Benefits and Pensions
           Payroll Taxes                                              2,911.10
           Real Estate Taxes
           Federal and State Income Taxes
                                                               ----------------
           Total Taxes                                                2,911.10
           Rent and Lease Expense                                    22,396.86
           Interest Expense
           Insurance                                                         -
           Automobile Expense                                         1,000.00
           Utilities                                                    133.65
           Depreciation                                             130,143.51
           Repairs and Maintenance
           Hiring expense                                             4,660.00
           Vacation expense                                           3,304.92
           Advertising
           Supplies, Office Expense, Photocopies, etc.
           Bad Debts
           Miscellaneous Operating Expenses:
           Legal                                                      9,452.82
           Travel                                                        28.75
           Entertainment                                                205.22
           Securities expense                                            76.50
           ADP fees                                                     373.02
           Other                                                      1,406.21
                                                               ----------------
           Total Miscellaneous Operating Expenses                    11,542.52
                                                               ----------------
           Total Operating Expenses                                 293,002.19
                                                               ----------------
           Net Gain/Loss from Business Operations                  (401,488.19)
                                                               ================

B. Not Related to Business Operations
           Income:
           Interest Income
           Other Non-Operating Revenues
           Gross Proceeds on Sale of Assets
           Less: Original Cost of Assets plus Expense of Sale
                                                               ----------------
           Net Gain/Loss on Sale of Assets                                   -
                                                               ----------------
           Total Non-Operating Income                                        -
                                                               ----------------
           Expenses Not Related to Business Operations:
           Legal and Professional Fees                              100,000.00
           Other Non-Operating Expenses                               3,750.00
                                                               ----------------
           Total Non-Operating Expenses                             103,750.00
                                                               ----------------
           NET INCOME/LOSS FOR PERIOD                              (505,238.19)
                                                               ================

                                 ATTACHMENT # 3

             Attachment #3


Vendors                                                         Amount
-------------------------------------------------------------------------
O'Melveny & Myers                                             304,611.00
Knobbe Marten Olson & Bear                                     27,068.34
Winthrop  & Couchot                                            60,000.00
Tax Agencies                                                    3,261.71
United States Trustee                                           3,750.00
Phan Quoc                                                         144.00
Quang Gia Nguyen                                                  180.00
Jill Nester                                                       259.00
Harvey Miller                                                     441.00
Southern California Edison                                      5,696.57

-------------------------------------------------------------------------
Total                                                         405,411.62

(1) Various sales tax agencies

                                 ATTACHMENT # 5

3. Statement of Status of Payments to Secured Creditors and Lessors:


                                     Frequency                                  Post Petition
                                     of Payments     Amount      Next          Payments Not Made
     Creditor/                       per Contract/   of Each     Payment       -----------------
     Lessor                          Lease           Payment     Due           Number  Amount (1)
------------------------------------------------------------------------------------------------
   1 The Irvine Company              Monthly        38,241.00     1-Jul
   2 Konica                          Monthly           217.58    11-Jul
   3 Konica                          Monthly           328.31    11-Jul
   4 Konica                          Monthly           388.42    27-Jul
   5 Pitney Bowes Credit Corporation Quarterly       1,395.00                     4      1,860.00
   6 Steelcase Financial Services    Monthly           381.94    15-Jul
   7 Dell                            Monthly           965.83                     4      3,551.76
   8 Green Tree                      Monthly           778.23                     4      2,861.88
   9 IC Capital                      Monthly           483.78                     4      1,779.06
  10 Intelenet                       Monthly           474.00    15-Jul
--------------------------------------------------------------------------------------------------

* Explanation for Non-Payment:       Premier Laser Systems negotiating with vendor


